UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2005
STARBUCKS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Washington (State or Other Jurisdiction of Incorporation or Organization)	0-20322 (Commission File Number)	91-1325671 (IRS Employer Identification No.)
2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices)
(206) 447-1575
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 5.03 Amendments to Articles of Incorporation or Bylaws.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 1.01 Entry into a Material Definitive Agreement.
     On September 21, 2005, the Board of Directors (the “Board”) of Starbucks Corporation (the “Company”), upon a recommendation from the Compensation and Management Development Committee of the Board, established both objective and individual performance goals for performance-based bonuses payable in respect of the fiscal year ending October 1, 2006 (“Fiscal 2006”) to the executive officers of the Company under the Company’s Executive Management Bonus Plan (the “EMB Plan”). Target bonuses for the Company’s chairman and the Company’s president and chief executive officer are based on achievement of an objective performance goal only. Target bonuses for all other executive officers of the Company are weighted so that 80% of the target bonus is based on an objective performance goal and 20% is based on individual performance goals.
     The objective performance goal for each of the executive officers is based on the Company’s earnings per share for Fiscal 2006, excluding the impact of any (i) significant acquisitions or dispositions of businesses by the Company, (ii) one-time, non-operating charges or (iii) accounting changes (including the Company’s adoption of accounting standards requiring expensing equity compensation, effective the first quarter of Fiscal 2006, and the Company’s early adoption of any accounting change mandated by any governing body, organization or authority); and adjusted for any stock split, stock dividend or other recapitalization (such measure, the “Adjusted Earnings Per Share”). Individual performance goals vary depending on the Company’s strategic plan initiatives and the responsibilities of the positions held by the executive officers. Relative weights assigned to each individual performance goal typically range from 5% to 35% of the portion of the bonus attributable to achievement of individual performance goals. The Fiscal 2006 target bonus amounts and weighting between the objective and individual performance goals for each executive officer are set forth in the table below.

	Target Bonus (as a	Objective	Individual
	Percentage of	Performance Goals	Performance Goals
Executive Officer	Salary)	Weight	Weight

chairman	100%	100%	0%
president and chief executive officer	100%	100%	0%
division presidents	65%	80%	20%
executive vice presidents	50%	80%	20%
     The terms of the EMB Plan permit bonus payouts in excess of the target bonus in the event that the Company’s actual financial performance is better than the objective performance goal. Because of this fact, for Fiscal 2006, each executive officer’s bonus could be up to 200% of the target amount. The specific Adjusted Earnings Per Share levels required for increased bonus payouts are based on a scale approved by the independent directors of the Board upon a recommendation by the Compensation and Management Development Committee.
     The following is an example of how a maximum allowable payout of 200% of the target amount could affect total bonus payouts for Fiscal 2006. This example is included for illustrative purposes only and does not represent a forecast or target by the Company of expected Adjusted Earnings Per Share for Fiscal 2006.
     Because each executive vice president participating in the EMB Plan has a target bonus of 50% of base salary, and because 80% of that target bonus is allocated to achieving the objective performance goal and 20% of that target bonus is allocated to achieving the individual performance goals, the target bonus attributed to achieving the objective performance goal is 40% of base salary (i.e., 80% x 50% = 40%) and the target bonus attributed to achievement of the individual performance goals is 10% of base salary (i.e., 20% x 50% = 10%). If Adjusted Earnings Per Share for Fiscal 2006 were at a level permitting a payout of 200% of the target bonus, each executive vice president participating in the EMB Plan would be eligible to receive 100% of his or her base salary (80% for achieving the objective performance goal (200% x 40%) and 20% for achieving the individual performance goals (200% x 10%), assuming the executive vice president achieved all of his or her individual performance goals).

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On September 20, 2005, Javier G. Teruel, 55, was elected to the Board as a Class 2 Director by the other members of the Board. The Board also appointed Mr. Teruel to the Audit and Compliance Committee. Mr. Teruel has served as Vice Chairman of Colgate-Palmolive Company since July 2004, where he is responsible for reviewing and sharpening Colgate-Palmolive’s worldwide strategy and for the operations of its Hill’s Pet Nutrition Division. After joining Colgate in Mexico in 1971, Mr. Teruel advanced through marketing and management positions in Latin America, later becoming Vice President of Body Care in Global Business Development in New York, and President and General Manager of Colgate-Mexico. Subsequently, Mr. Teruel served as President of Colgate-Europe, followed by Chief Growth Officer responsible for the Company’s growth functions. Before being appointed Vice Chairman in July 2004, Mr. Teruel had most recently been Colgate-Palmolive’s Executive Vice President responsible for Asia, Central Europe, Africa, and Hill’s Pet Nutrition. A copy of the press release issued September 22, 2005 announcing the election of Mr. Teruel is attached hereto as Exhibit 99.1.
     There are no family relationships between Mr. Teruel and any director or executive officer of the Company or any of its subsidiaries, nor has Mr. Teruel or any member of his immediate family engaged in any related party transaction with the Company since the beginning of the Company’s last fiscal year.
Item 5.03 Amendments to Articles of Incorporation or Bylaws.
     On September 21, 2005, the Company filed Articles of Amendment to its Amended and Restated Articles of Incorporation, as amended, with the Secretary of State of the State of Washington in order to increase the authorized number of shares of common stock of the Company from 600,000,000 to 1,200,000,000. The Board approved the increase in the number of authorized shares of common stock in connection with a two-for-one forward stock split of the outstanding shares of the Company’s common stock, to be effected by a stock dividend that will be paid on October 21, 2005 to all shareholders of record as of October 3, 2005. The effective date of the Articles of Amendment was September 21, 2005. A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.
Item 8.01 Other Events.
     On September 20, 2005, the Board authorized the repurchase by the Company of up to an additional five million shares of its common stock (ten million shares after giving effect to the two-for-one stock split). A copy of the press release announcing the authorized share repurchase is attached as Exhibit 99.2 and is incorporated by reference herein.
     On September 21, 2005, the Company issued a press release announcing that the Board had declared a two-for-one forward stock split to be effected by a stock dividend that will be paid on October 21, 2005 to all shareholders of record as of October 3, 2005. A copy of the press release announcing the stock split is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment filed with the Secretary of State of the State of Washington on September 21, 2005.

10.1	Starbucks Corporation Executive Management Bonus Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 22, 2004).

99.1	Press release, dated September 22, 2005, announcing the election of Javier G. Teruel as a director of the Company.

99.2	Press release, dated September 22, 2005, announcing an increase in the Company’s authorized share repurchase amounts.

99.3	Press release, dated September 21, 2005, announcing a two-for-one forward stock split.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STARBUCKS CORPORATION
Dated: September 22, 2005	By:	/s/ Michael Casey
Michael Casey
executive vice president and chief financial officer Signing on behalf of the registrant and as principal financial officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment filed with the Secretary of State of the State of Washington on September 21, 2005.

10.1	Starbucks Corporation Executive Management Bonus Plan (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 22, 2004).

99.1	Press release, dated September 22, 2005, announcing the election of Javier G. Teruel as a director of the Company.

99.2	Press release, dated September 22, 2005, announcing an increase in the Company’s authorized share repurchase amounts.

99.3	Press release, dated September 21, 2005, announcing a two-for-one forward stock split.